iShares®

iShares Trust

Supplement dated July 1, 2008

to the Prospectus dated December 7, 2007 and Statement of Additional Information (“SAI”),

dated December 7, 2007 (as revised December 10, 2007)

for the iShares MSCI Kokusai Index Fund

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus and SAI.

Effective July 1, 2008, the following text shall be added on page 16 after the table in the Transaction Fees paragraph of the Shareholder Information section of the Prospectus:

Effective for orders received after the Closing Time on June 30, 2008 through the Closing Time on December 31, 2008, the Fund’s standard creation transaction fee will be waived on all orders to purchase Creation Units of the Fund.

In addition, effective July 1, 2008, the following text shall be added after the table in the Creation Transaction Fee paragraph of the Creations and Redemptions section of the SAI:

Notwithstanding the above, effective for orders received after the Closing Time on June 30, 2008 through the Closing Time on December 31, 2008, the Fund’s standard creation transaction fee will be waived on all orders to purchase Creation Units of the Fund.

Also, effective June 30, 2008, all references to 45 Fremont Street are changed to 400 Howard Street.

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of Barclays Global Investors, N.A.	BGI-A-650-06008

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE